UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 11, 2020
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On March 4, 2020, the U.S. Securities and Exchange Commission, or the SEC, issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465), or the SEC Order, that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the COVID-19 pandemic.

We are relying on the SEC Order to delay the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, or the Quarterly Report, due to circumstances related to the COVID-19 pandemic. The Company continues to have limited access to its facilities and books and records, including its corporate headquarters in Arlington, VA, due to various government-imposed restrictions. This has resulted in limited support from and access to key personnel, as well as communications and similar delays among such persons thereby delaying the Company’s ability to complete its review process, finalize and file the Quarterly Report without compromising the health and safety of key personnel involved in its completion because of the ongoing COVID-19 pandemic.

We presently intend to file the Quarterly Report as soon as possible, but, in any event, no later than June 24, 2020, which is 45 days from the Quarterly Report’s original filing deadline.

In addition, in light of ongoing developments related to COVID-19, we are supplementing the risk factors previously disclosed under Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, or the 2019 Form 10-K, with the following risk factor:

Our business may be negatively affected by the ongoing COVID-19 pandemic.

Our operations have been and continue to be affected by the ongoing global COVID-19 pandemic and the resulting volatility and uncertainty it has caused in the U.S. and international markets. The extent to which COVID-19 impacts our business will depend on future developments, which are highly uncertain and cannot be predicted with confidence. Factors that may determine the severity of the impact include the duration of the outbreak, new information which may emerge concerning the severity of COVID-19, employee mobility and productivity and the actions to contain COVID-19 or treat its impact (including federal, state and local directives to remain at home or forced business closures), among others.

The COVID-19 pandemic may impact our business, financial condition, cash flows, or results of operations in a number of ways, including the following:

•	Our subsidiary True Health New Mexico could experience delays or non-payment of premium as well as membership decreases.

•
State Medicaid agencies may experience budget pressures as a result of the pandemic which could negatively impact payments to certain of our Medicaid health plan customers and potentially cause us to incur additional bad debt expense.

•	The impact of the pandemic on certain partners could result in delayed or reduced payments to us.

•
As our employees and our partners’ employees work from home and access our system remotely, we may be subject to heightened security and privacy risks, including the risks of cyber attacks and privacy incidents.

•	It has created, and may continue to create, volatility in the capital markets and such volatility could have a negative impact on our ability to access those markets on acceptable terms, or at all.

•	Significant deterioration of the U.S. and global economies could have a significant adverse impact on our investment income and the value of our investments.

The COVID-19 pandemic may also have the effect of heightening many of the other risks described in the other disclosures, including the risk factors, contained in our other filings with the SEC, such as those relating to our level of indebtedness, our need to generate sufficient cash flows to service our indebtedness and our ability to comply with the covenants contained in the agreements that govern our indebtedness. We cannot at this time predict the impact of the COVID-19 pandemic, but it could materially adversely affect our business, including our financial position, results of operations and/or cash flows.

Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, concerning, but not limited to, the unprecedented impact of COVID-19 pandemic on our business, employees, service providers, shareholders and other stakeholders. The SEC encourages companies to disclose forward-looking statements so that investors can better understand a company’s future prospects and make informed investment decisions. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “will,” “likely,” “may,” “believe,” “expect,” “anticipate,” “intend,” “seek,” “designed,” “develop,” “would,” “future,” “can,” “could,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. All statements other than statements of historical facts included in this Current Report regarding our strategies, prospects, financial condition, operations, costs, plans, and objectives are forward-looking statements.

Please refer to the factors set forth under the heading “Risk Factors” in the 2019 Form 10-K for additional important factors that we believe could cause actual results to differ materially from those in our forward-looking statements. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary

Dated: May 11, 2020